UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2024

Lionsgate Studios Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-42102	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	LION	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 29, 2024, Lions Gate Entertainment Corp. (“Lions Gate”), the controlling shareholder of Lionsgate Studios Corp. (“LG Studios”), disclosed that, at a meeting on July 25, 2024, the Board of Directors (the “Lions Gate Board”) of Lions Gate adopted a recommendation of a Special Committee of the Lions Gate Board determining (i) that a collapse of Lions Gate’s dual-class share structure is in the best interests of Lions Gate’s shareholders and (ii) to effectuate a collapse of Lions Gate’s two classes of shares into a single class based upon a 12% per share exchange premium for holders of Lions Gate’s Class A voting shares (relative to the Company’s Class B non-voting shares). The recommendation of the Lions Gate Board will be included as a proposal to shareholders in a proxy/registration statement to be filed later this year in connection with Lions Gate’s proposed separation of its Studio Business, which is owned and operated by LG Studios, and Starz.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing of LG Studios whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the ability of Lionsgate Entertainment Corp. (“Lionsgate”) to effectuate the separation of Lionsgate Studios Corp. (“Lionsgate Studios”) and the STARZ Business of Lionsgate (the “Separation”); the benefits of the Separation; changes in Lionsgate’s or Lionsgate Studios’ strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Lionsgate’s or Lionsgate Studios’ views as of any subsequent date, and neither Lionsgate nor Lionsgate Studios undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Lionsgate and Lionsgate Studios cannot give any assurance that either of them will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Lionsgate’s or Lionsgate Studios’ actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to the proposed Separation; (ii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Lionsgate or Lionsgate Studios or any investigation or inquiry in connection with the Separation or otherwise; (iii) the ability to recognize the anticipated benefits of the Separation; (iv) unexpected costs related to the Separation; (v) the possibility that Lions Gate may be adversely affected by other economic, business, and/or competitive factors; (vi) operational risks; (vii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s or Lionsgate Studios’ resources; and (viii) other risks and uncertainties indicated from time to time in the annual report on Form 10-K of Lionsgate filed with the Securities and Exchange Commission on May 30, 2024 (the “Lionsgate Form 10-K”) and the current report on Form 8-K of Lionsgate Studios filed with the Securities and Exchange Commission on May 14, 2024 in connection with the consummation of the Business Combination (the “Studios Form 8-K”) including those under “Risk Factors” in the Lionsgate Form 10-K and Studios Form 8-K, and in the other periodic reports and other filings of Lionsgate and Lionsgate Studios with the Securities and Exchange Commission.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed transaction involving Lionsgate and Lionsgate Studios. In connection with the proposed transaction, Lionsgate will file relevant materials with the SEC, including Lionsgate’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Lionsgate may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Lionsgate’s shareholders for their consideration. BEFORE MAKING ANY VOTING DECISION, LIONSGATE’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Lionsgate’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Lionsgate, without charge, at the SEC’s website (www.sec.gov).

PARTICIPANTS IN THE SOLICITATION

Lionsgate, LG Studios and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Separation. Information regarding such directors and executive officers is available in Lionsgate’s proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on October 10, 2023 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Compensation Discussion and Analysis”, “Executive Compensation Information,” “Equity Compensation Plan Information”, “Director Compensation,” “Certain Relationships and Related Transactions,” “Directors, Executive Officer and Corporate Governance—Investor Rights Agreement,” and “Security Ownership of Management” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in Lionsgate’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including: Form 4, filed by Gordon Crawford on November 30, 2023; Form 4, filed by Harry Sloan on November 30, 2023; Form 4, filed by Yvette Ostolaza on November 30, 2023; Form 4, filed by Hardwick Simmons on November 30, 2023; Form 4, filed by Daryl Simm on November 30, 2023; Form 4, filed by John D. Harkey, Jr. on November 30, 2023; Form 4, filed by Susan McCaw on November 30, 2023; Form 4, filed by Mignon Clyburn on November 30, 2023; Form 4, filed by Emily Fine on November 30, 2023; Form 4, filed by Mark H. Rachesky, M.D. on November 30, 2023; Form 4, filed by Jon Feltheimer on March 11, 2024; Form 4, filed by Bruce Tobey on March 28, 2024; Form 4, filed by Bruce Tobey on March 29, 2024; Form 4, filed by John D. Harkey, Jr. on April 3, 2024; Form 4, filed by Michael Burns on May 16, 2024; Form 4, filed by James W. Barge on May 22, 2024; Form 4, filed by Jon Feltheimer on May 22, 2024; Form 4, filed by Brian Goldsmith on May 22, 2024; Form 4, filed by Bruce Tobey on July 5, 2024; Form 4, filed by Brian Goldsmith on July 5, 2024; Form 4, filed by Michael Burns on July 5, 2024; Form 4, filed by James W. Barge on July 5, 2024; Form 4, filed by Jon Feltheimer on July 5, 2024; Form 4, filed by Bruce Tobey on July 8, 2024; Form 4, filed by Bruce Tobey on July 17, 2024; Form 4, filed by James W. Barge on July 17, 2024; Form 4, filed by Michael Burns on July 17, 2024; Form 4, filed by Brian Goldsmith on July 17, 2024; Form 4, filed by Jon Feltheimer on July 17, 2024; Form 4, filed by James W. Barge on July 22, 2024; Form 4, filed by Brian Goldsmith on July 22, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed Separation when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2024

LIONSGATE STUDIOS CORP.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer